UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

June 9, 2010

C&D Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9389	13-3314599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Union Meeting Road, Blue Bell, Pennsylvania		19422
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 619-2700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

C&D Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 9, 2010 (“Annual Meeting”). Pursuant to the addition of the Item 5.07 requirement for Current Reports on Form 8-K, effective February 28, 2010, the Company is providing the following information regarding the results of the matters voted on by Stockholders at the Annual Meeting:

a)	Election of nine Directors to serve for the ensuing year and until their successors are elected:

Director Nominee	Votes For	Votes Withheld
Kevin P. Dowd	8,276,746	9,514,122
Pamela L. Davies	5,703,406	12,087,462
David S. Gee	7,113,593	10,677,275
Jeffrey A. Graves	8,070,648	9,720,220
William Harral	5,683,763	12,107,105
Robert I. Harries	5,700,083	12,090,785
George MacKenzie	8,276,946	9,513,922
Stanley W. Silverman	8,277,344	9,513,524
Ellen C. Wolf	8,277,269	9,513,599

b)	The Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended January 31, 2011. The number of shares cast in favor of the ratification of PricewaterhouseCoopers LLP, the number against, the number abstaining, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
22,955,510	66,485	131,165	3,321,022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&D TECHNOLOGIES, INC.

By:	/s/ Ian J. Harvie
Ian J. Harvie, Vice President and Chief Financial Officer

Date: June 11, 2010